UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 16, 2019

iStar Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STAR	NYSE

Item 5.07                   Submission of Matters to a Vote of Security Holders.

On May 16, 2019, iStar Inc. (“Company”) held its 2019 Annual Meeting of Shareholders in New York, New York, for the purpose of (i) electing six (6) directors to hold office until the 2020 annual meeting of shareholders; (ii) approving, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (iii) approving proposed amendments to the Company’s 2009 Long-Term Incentive Plan; and (iv) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  The final voting results for each of the proposals submitted to a vote of shareholders at the annual meeting are set forth below.

Proposal 1. Election of Directors: At the annual meeting, six directors were elected for terms continuing until the 2020 annual meeting of shareholders. For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes
Jay Sugarman	52,797,347	632,996	10,675,530
Clifford De Souza	52,721,628	708,715	10,675,530
Robert W. Holman, Jr.	50,885,398	2,544,945	10,675,530
Robin Josephs	51,020,783	2,409,560	10,675,530
Richard Lieb	53,062,948	367,395	10,675,530
Barry W. Ridings	52,045,873	1,384,470	10,675,530

Proposal 2. Advisory (Non-Binding) Vote on Executive Compensation: At the annual meeting, the votes on a proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers were as set out below. The proposal was not approved.

For	Against	Abstentions	Broker Non-Votes
22,517,068	29,603,257	1,310,018	10,675,530

Proposal 3. Approval of Amendments of the iStar Inc. 2009 Long-Term Incentive Plan: At the annual meeting, the votes on a proposal to approve proposed amendments to the Company’s 2009 Long-Term Incentive Plan were as set out below. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
52,471,573	830,771	127,999	10,675,530

Proposal 4. Ratification of Appointment of Independent Registered Public Accounting Firm: At the annual meeting, the votes on a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019 were as set out below. The proposal was approved.

For	Against	Abstentions
63,650,736	409,928	45,209

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iStar Inc.

	By:	/s/ Jay Sugarman
		Name:	Jay Sugarman
		Title:	Chairman and Chief Executive Officer

Date: May 16, 2019